UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2023

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

Update to Offering Price and Share NAV

The board of directors (the “Board”) of Lodging Fund REIT III, Inc. (the “Company”) approved a revised net asset value (“NAV”) of the Company’s assets as of December 31, 2022. As a result, the price per share of the Company’s common stock, $0.01 par value per share (each, a “Share”), in the Company’s ongoing private offering of Shares with a maximum offering amount of $150 million (the “Offering”) and the Share NAV were adjusted from $10.00 to $10.57 effective January 6, 2023. The issue price of the Common Limited Partnership Unit and the Series T Limited Partnership Unit of Lodging Fund REIT III OP, LP, the operating partnership subsidiary of the Company (the “Operating Partnership”) also increased to $10.57. The Offering price was determined by the Board taking into account appraisals of the Company’s real estate properties and other factors deemed relevant by the Board. The Company makes no representations, whether express or implied, as to the value of the Shares offered in the Offering. In the event the Offering price per Share is increased or decreased, the number of Shares subject to the Offering will be adjusted to reflect such change and the maximum offering amount will remain unchanged.

Update to Operating Partnership Agreement

The amended and restated limited partnership agreement of the Operating Partnership (the “Partnership Agreement”) has been amended in order to adjust the distributions of the Operating Partnership given the new Share NAV. The Partnership Agreement amendment updates the distribution preference to $0.60 per partnership unit from a 6% distribution preference on the capital contributions. The 6% distribution preference on the initial Share NAV provided a distribution preference of $0.60 per Share on the initial Share NAV. The amendment maintains the $0.60 per Share distribution preference. Consequently, the distribution preference on the new NAV will be 5.676%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: January 12, 2023	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and Secretary